Filed Pursuant to Rule 497(e)
Registration No. 333-82865; 811-09447
Jacob Internet Fund

Investor Class	JAMFX
Jacob Small Cap Growth Fund

Investor Class	JSCGX
Institutional Class	JSIGX
Jacob Discovery Fund

Investor Class	JMCGX
Institutional Class	JMIGX
(Each a “Fund,” together, the “Jacob Funds”)

Supplement dated May 27, 2025 to the Prospectus and
Statement of Additional Information (“SAI”) dated December 31, 2024

Effective immiedetly, the mailing address for the Jacob Funds has changed. Going forward, please send written requests to obtain Fund documentation, or to purchase or redeem shares of the Funds to:

Regular Mail:
Jacob Funds Inc.
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252

Overnight Delivery:
Jacob Funds Inc.
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

Please retain this supplement with your Prospectus and SAI for reference.